================================================================================

                          UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 1, 2003
                                 Date of Report
                        (Date of earliest event reported)

                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)

                 1-3560                                  23-0628360
        (Commission file number)               (IRS Employer Identification No.)

   96 SOUTH GEORGE STREET, SUITE 500
        YORK, PENNSYLVANIA 17401                        (717) 225-4711
(Address of principal executive offices)        (Registrant's telephone number,
                                                      including area code)

                                       N/A
          (Former name or former address, if changed since last report)

================================================================================

The following amends and restates, in its entirety, Item 7 of P.H. Glatfelter's (the "Company") Form 8-K dated October 1, 2003 and filed thereon pursuant to which the Company announced it and WTM I Co. had entered into a Consent Decree with the United States Environmental Protection Agency and the State of Wisconsin regarding the remediation of Operable Unit 1 of the Lower Fox River.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         The exhibit listed below is filed herewith

         10.1 Consent Decree for Remedial Design and Remedial Action at Operable Unit 1 of the Lower Fox River and Green Bay Site by and among the United States of America and the State of Wisconsin v. P.H. Glatfelter Company and WTM I Company (f/k/a Wisconsin Tissue Mills Inc.) (Certain exhibits and/or appendices have been omitted, copies of which, upon request of the Company's corporate office, will be provided free of charge).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              P. H. Glatfelter Company
                                                    (Registrant)

            Date: October 9, 2003         By: /s/ John C. van Roden, Jr.
                                              ----------------------------------
                                                  John C. van Roden, Jr.
                                                  Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
 Number                                   Description
-------           --------------------------------------------------------------
 10.1             Consent Decree for Remedial Design and Remedial Action at
                  Operable Unit 1 of the Lower Fox River and Green Bay Site by
                  and among the United States of America and the State of
                  Wisconsin v. P.H. Glatfelter Company and WTM I Company (f/k/a
                  Wisconsin Tissue Mills Inc.) (Certain exhibits and/or
                  appendices have been omitted, copies of which, upon request of the Company's corporate office, will be provided free of
                  charge).